STOCK OPTION AGREEMENT

                               CONAGRA FOODS, INC.


     Stock Option Agreement, hereinafter referred to as the "Option" or the "Agreement" made on the 31st day of August, 2005, between ConAgra Foods, Inc., a Delaware Corporation (the "Company") and the Optionee.

     1. Grant of Option. The Company hereby grants an Option on shares of the Company's common stock ("Common Stock") to the Optionee, as follows:

                  Optionee:         GARY M. RODKIN

                  Number of Shares:  1,000,000

                  Exercise Price Per Share:  $22.83

                  Date of Grant:  August 31, 2005

                  Plan Name:  The ConAgra 2000 Stock Plan

                  Type of Option:  Nonstatutory

     2. Definitions: Terms not otherwise defined herein shall have the meanings ascribed to them in an Employment Agreement between the Company and the Optionee dated effective as of August 31, 2005 (the "Employment Agreement").

     IN WITNESS WHEREOF, the Company and the Optionee have caused this Agreement to be executed effective as of the date first written above. The Company and the Optionee acknowledge that this Agreement includes seven pages including this page. The Optionee acknowledges reading and agreeing to all seven pages.

CONAGRA FOODS, INC.                             OPTIONEE


By:  /s/ Carl E. Reichardt                         /s/ Gary M. Rodkin
   ----------------------------                 ---------------------------
   Chairman,  Human Resources Committee         GARY M. RODKIN

     3. Exercise of Option. This Option shall be vested and exercisable with respect to forty percent (40%) of such options on May 27, 2007; an additional thirty percent (30%) of such options on May 25, 2008; and the balance of such options on May 31, 2009. All such installments shall vest and be exercisable from the commencement date thereof and ending ten years after the date of this Agreement, all in accordance with the terms of this Agreement; in the event of Change of Control, the Option granted pursuant to this Agreement shall become immediately exercisable with respect to the full number of shares subject to this Option. The Option shall be subject to the following:

          (a) Right to Exercise. This Option shall be exercisable during the term of the Option, by the Optionee:

          (i)  while the Optionee is in Continuous Employment with the Company;

          (ii) for a period ending 90 days after the Optionee's Continuous Employment terminates for any reason, except as provided in (v) and (vi) below. The options that may be exercised are those that are vested at the time such termination of employment occurs;

          (iii) for a period ending three (3) years after the Optionee qualifies for and takes Early Retirement. The options that may be exercised are those that are vested at the time Early Retirement occurs;

          (iv) for a period ending three (3) years after the Optionee's Normal Retirement from Continuous Employment with the Company;

          (v) In the event of Optionee's death, Permanent Disability, termination by the Company without Cause, or voluntary termination of employment by Optionee with Good Reason, this Option shall become fully vested and exercisable during the remainder of the term of the Option; and

          (vi) In  the  event  the  Company  terminates  the  employment  of the
               Optionee  with  Cause,   this  Option  shall  terminate  and  all
               unexercised options shall lapse.

          (b) Method of Exercise. This Option shall be exercisable by a written notice which shall:

          (i) state the election to exercise the Option, the number of shares in respect of which it is being exercised, the person in whose name the stock certificate or certificates for such shares of Common Stock is to be registered, his/her address and social security number;

          (ii) be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof satisfactory to counsel for the Company of the right of such person or persons to exercise the Option. Payment of the purchase price of any shares with respect to which the Option is being exercised shall be by check, and shall be delivered with notice of exercise; provided, however, at the election of the Optionee, the amount equal to the purchase price may be paid, in whole or in part, in Common Stock of the Company valued at fair market value (as defined in the Plan).

          (c) Restrictions on Exercise. As a condition to exercise of this Option, the Company may require the person exercising this Option to make any representation and warranty to the Company as may be required by any applicable law or regulation.

          (d) Payment of Taxes Upon Exercise. As a condition of the issuance of shares hereunder, the Optionee agrees to remit to the Company at the time of exercise of this Option any taxes required to be withheld by the Company under Federal, state or local law as a result of the exercise. The Optionee may remit such amount by check or by a reduction of the number of shares to be delivered to the Optionee upon exercise.

     4. Cancellation of Options. Except as otherwise provided herein, upon the Optionee's termination of employment, unvested options shall immediately cancel and any vested options not exercised during the exercise period set forth in Paragraph 3(a) shall be cancelled at the end of the exercise period.

     5. Non-Transferability of Option. Except as may otherwise be permitted by the Human Resources Committee of the Board of Directors, this Option may not be assigned, transferred, pledged or hypothecated in any manner (otherwise than by will or the laws of descent or distribution) nor may the Optionee enter into any transaction for the purpose of, or which as the effect of, reducing the market risk of holding the option by using puts, calls or similar financial techniques. This Option may be exercised during the lifetime of the Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     6. Stock Subject to the Option. If the Option should expire or become unexercisable for any reason without having been exercised in full, any unpurchased shares which were subject thereto shall once again be subject to the grant of an Option pursuant to the Plan. The Company will not be required to issue or deliver any certificate or certificates for shares to be issued hereunder until such shares have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange on which outstanding shares of the same class are then listed and until the Company has taken such steps as may, in the opinion of counsel for the Company, be required by law and applicable regulations, including the rules and regulations of the Securities and Exchange Commission, and State Securities laws and regulations, in connection with the issuance or sale of such shares, and the listing of such shares on each such exchange. The Company will use its best efforts to comply with any such requirements.

     7. Adjustments Upon Changes in Capitalization. If all or any portion of the Option is exercised subsequent to any stock dividend, upon subdivision, split-up, combination or reclassification of the Common Stock or a merger or consolidation involving the Company, the Human Resources Committee of the Board of Directors shall make equitable adjustment in the number of shares subject to this Option and adjustment in the per share Option Price, provided, however, that no fractional share shall be issued upon subsequent exercise of the Option and the aggregate price paid shall be appropriately reduced on account of any fractional share not issued.

     8. Notices. Each notice relating to this Agreement shall be in writing. Each notice shall be deemed to have been given on the date it is received. Each notice to the Company shall be addressed to its principal office in Omaha, Nebraska, attention to Corporate Compensation. Each notice to the Optionee or any other person or persons entitled to exercise the Option shall be addressed to the Optionee's address as shown on the Company's records. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to the effect.

     9. Benefits of Agreement. This Agreement shall inure to the benefit of and be binding upon each successor of the Company. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be binding upon the Optionee's heirs, legal representatives and successors. This Agreement shall be the sole and exclusive source of any and all rights which the Optionee, his heirs and legal representatives or successors may have in respect to the Plan or any Options or Common Stock granted or issued thereunder whether to himself or to any other person.

     10. Resolution of Disputes. Any dispute or disagreement which should arise under or as a result of or in any way related to the interpretation, construction or application of this Agreement will be determined by the Human Resources Committee of the Board of Directors. Any determination made hereunder shall be final, binding and conclusive for all purposes. This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the state of Nebraska.

     11. Definitions.

          (a) Change of Control. Change of Control shall mean:

          (i) the acquisition (other than from the Company) by any person, entity or "group," within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act"), (excluding, for this purpose, the Company or its subsidiaries, or any employee benefit plan of the Company or its subsidiaries which acquires beneficial ownership of voting securities of the Company) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either the then outstanding shares of common stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; or

          (ii) individuals who, as of the date hereof, constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for the election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

          (iii) consummation of a reorganization, merger or consolidation, in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of the Company or of the sale of all or substantially all of the assets of the Company.

          (b) Continuous Employment with the Company. Continuous Employment with the Company shall mean the absence of any interruption or termination of employment by the Company or any parent or subsidiary of the Company which now exists or hereafter is organized or acquired by the Company. Continuous Employment shall not be considered interrupted in the case of sick leave, Long Term Disability, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations of the Company or between the Company, its parent or subsidiaries or its successor.

          (c) Normal Retirement. Normal Retirement shall mean terminating employment with the Company or its subsidiaries on or after attaining age 65.

          (d) Early Retirement. Early Retirement shall mean (1) qualifying for and taking early retirement under a pension plan (as defined in ss. 3(2) of the Employee Retirement Income Security Act of 1974, as amended) that is sponsored by the Company or its subsidiaries or (2) becoming Retiree Eligible as a result of Continuous Employment to the fifth anniversary of the date of the Employment Agreement. If the Optionee's employer does not have a pension plan, then the Company's salaried pension plan provisions for Early Retirement shall apply, which provide that the Optionee must (a) be at least age 55, and (b) have at least ten years of Continuous Employment with the Company.